UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 6, 2026

Versant Media Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
Pennsylvania	001-42856	39-2087186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
229 West 43rd Street
New York, NY		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 832-1000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	VSNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 6, 2026, Versant Media Group, Inc. (“Versant”) issued a press release announcing that it entered into a stock purchase agreement with Full Swing Golf Holdings, Inc., a Delaware corporation (the “Company”) and FSG MidCo, LLC, a Delaware limited liability company (the “Seller”), pursuant to which, among other things, the Company agreed to acquire all of the equity interests of the Company from the Seller for an aggregate purchase price of $530,000,000, subject to customary adjustments (the “Transaction”).

The Transaction is expected to close in the second half of 2026, subject to the satisfaction or waiver of customary closing conditions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information being furnished pursuant Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liability of that section, and shall not be incorporated by reference into any other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “would,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “opportunity,” “strategy,” “future,” “goal,” “commit,” or “continue,” the negative of these terms and other comparable terminology. These statements are only predictions based on our current expectations and projections about future events and reflect our beliefs regarding such future events and do not represent historical facts or statements of current condition. In evaluating these statements, readers should consider various factors, including the risks and uncertainties we describe in the “Risk Factors” sections of our most recent Annual Report on Form 10-K, and other reports filed with the Securities and Exchange Commission (SEC). Factors that could cause our actual results to differ materially from these forward-looking statements include changes in and/or risks associated with: the Company’s ability to complete strategic transactions, such as the Transaction, including the satisfaction of conditions to closing and the timing of anticipated closing, and to recognize anticipated benefits of the Transaction; the competitive environment; consumer behavior; distribution agreements; the advertising market; our brands and reputation; consumer acceptance of our content; growth of our digital platforms; use and protection of our intellectual property; cyber-attacks or incidents, information or security breaches or technology disruptions; weak economic conditions; personnel; labor disputes; laws and regulations; network rebrands; adverse decisions in litigation or governmental investigations; investments and acquisitions; our separation from Comcast Corporation; obligations associated with being a public company; our indebtedness; and other risks described from time to time in reports and other documents we file with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made, and involve risks and uncertainties that could cause actual events or our actual results to differ materially from those expressed in any such forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. The amount and timing of any dividends and share repurchases are subject to business, economic and other relevant factors.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSANT MEDIA GROUP, INC
Date:	July 6, 2026	By:	/s/ Jordan R. Fasbender
		Name:	Jordan R. Fasbender
		Title:	General Counsel and Corporate Secretary